Exhibit 10.3

FIRST AMENDMENT TO COMMERCIAL LEASE

This First Amendment to Commercial Lease (the “First Amendment”) is made and entered into to be effective on 3rd, day of March, 2023, (the “Effective Date”), by and between The Waters HM LLC, a Minnesota limited liability company (“Landlord”), and Encore Medical, Inc., a Minnesota corporation (“Tenant”).

RECITALS

A.         Landlord and Tenant are parties to that certain Commercial Lease dated October February 3, 2023 (the “Lease”), for that certain premises consisting of approximately 7,459 rentable square feet within the Waters Business Center IV located at 2795 Lone Oak Drive, Eagan, Minnesota, as further defined in the Lease (the “Existing Premises”).

D.         Tenant and Landlord are entering into this First Amendment to correct a typographical error that appears in Section 3 of the Lease, subject to and on the terms and conditions set forth in this First Amendment.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, Landlord and Tenant agree that the Lease is hereby amended as follows:

1.             Definitions. Unless otherwise expressly defined herein, all capitalized terms used in this First Amendment shall have the meanings given such terms in the Lease.

2.             Term. The first sentence of Section 3 of the Lease is hereby deleted and replaced in its entirety with the following:

The term of this Lease (the “Term”) shall commence on the later of April 1, 2023, or the date that Landlord delivers possession of the Premises to Tenant with Landlord’s Work (as hereinafter defined) Substantially Complete (which later date shall be defined herein as the “Commencement Date”) and continue for a period of seventy-four (74) months thereafter, or, in the event that the Commencement Date does not occur on the first day of a calendar month, the Term shall expire at 11:59 p.m. on the last day of the seventy-fourth (74th) month after the month in which the Commencement Date occurs.

3.             Lease in Full Force and Effect. Except as expressly modified by this First Amendment, all of the terms, conditions, agreements, covenants, representations, warranties and indemnities contained in the Lease remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of this First Amendment and the terms and conditions of the Lease, the terms and conditions of this First Amendment shall prevail.

4.             Counterparts; Electronic Signatures. This First Amendment may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute the same instrument. If any signature is delivered by facsimile transmission or by e-mail delivery of an electronic format data file (i.e. .pdf), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof. The parties may sign this First Amendment, or any other document contemplated herein, electronically through DocuSign or a similar third-party electronic signature provider, whose electronic signature technology identifies and authenticates the signer and the signer’s intent to sign. A copy of the signature page to this First Amendment or any other document contemplated herein bearing a handwritten signature may be delivered by facsimile transmission or by email in Portable Document Format and the parties agree that such delivery will have the same binding effect as delivery of the physical document bearing the handwritten signature.

[Remainder of Page Intentionally Blank. Signatures Follow.]

SIGNATURE PAGE TO

FIRST AMENDMENT TO COMMERCIAL LEASE

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first written above.

LANDLORD:		TENANT:

The Waters HM LLC,		Encore Medical, Inc.,
a Minnesota limited liability company		a Minnesota corporation

By:	/s/ Paul Hyde	By:	/s/ Mike Corcoran
	Paul Hyde, President	Name: Mike Corcoran
Title: President & CEO